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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     SEPTEMBER 14, 1998 (SEPTEMBER 11, 1998)



                             SUIZA FOODS CORPORATION
                             -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                   340-28130               75-2559681
       --------                   ---------               ----------

    (STATE OR OTHER           (COMMISSION FILE          (IRS EMPLOYER
    JURISDICTION OF                NUMBER)            IDENTIFICATION NO.)
    INCORPORATION)


                       3811 TURTLE CREEK BLVD., SUITE 1300
                               DALLAS, TEXAS 75219
                               -------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (214) 528-9922




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ITEM 5.        OTHER EVENTS.

         On September 11, 1998, Suiza Foods Corporation, a Delaware corporation ("Suiza"), issued a press release announcing that Suiza and Broughton Foods Company, an Ohio Corporation ("Broughton"), signed a definitive agreement pursuant to which Broughton would merge (the "Merger") with a wholly-owned subsidiary of Suiza. Upon consummation of the Merger, Broughton will become a wholly-owned subsidiary of Suiza. The Press Release announcing the signing is filed herewith as Exhibit 99.1.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

         99.1  Press Release dated September 11, 1998, relating to the Merger.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  September 14, 1998           SUIZA FOODS CORPORATION



                                           By:  /s/ Tracy L. Noll
                                              ----------------------------------
                                                    Tracy L. Noll
                                                    Executive Vice President-
                                                    Corporate Development


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                                INDEX TO EXHIBITS



   Exhibit
   Number                        Description
   -------                       -----------

    99.1       Press Release dated September 11, 1998 relating to the Merger.